SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE RUSHMORE FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      Title of each class of securities to which transaction applies:

      Aggregate number of securities to which transaction applies:

      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      Proposed maximum aggregate value of transaction:

      Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
(2)     Form, Schedule or Registration Statement No.:
(3)     Filing Party:
(4)     Date Filed:

November 23, 2001

Dear Shareholder:

             Enclosed are proxy materials describing four proposals recommended by The Rushmore Fund, Inc.'s Board of Directors (Board) on behalf of the Rushmore U.S. Government Bond Portfolio (Fund). These proposals are intended to benefit Fund shareholders by updating and improving the investment scope and management of the Fund.

The first proposal recommends that you approve a new advisory contract with Money Management Associates (MMA), the Fund's adviser since inception, allowing MMA to hire a subadviser to manage the assets of the Fund. The second proposal recommends that you approve Bradford & Marzec, Inc. (Bradford), a firm with breadth and depth of experience in the fixed income securities market managing fixed income assets, as a subadviser to the Fund. The third proposal recommends that you approve a change to the Fund's investment objective to reflect the Fund's focus on achieving a high total return consistent with investing in U.S. Government securities. The fourth proposal recommends that you approve a change in fundamental policy of the Fund to allow the Fund to borrow funds for investment purposes up to the regulatory maximum limit of 33 1/3% of the Fund's total assets.

The Board determined that approval of these proposals will bring fixed income management expertise to the Fund and that Bradford's proposed investment strategies would benefit the Fund without materially changing the risk profile of the Fund. Thus the Board, after careful consideration, has approved each proposal and recommends that you also approve each proposal.

The Board has appointed Bradford as subadviser on an interim basis subject to the approval of Fund shareholders. Bradford's proposed new strategies will not be used during the period when Bradford serves as interim subadviser.

         Please note that approval of the proposals will not change the fees and expenses of the Fund.

        Please review the attached materials carefully and vote your proxy as soon as possible by mail, phone or internet.

/s/ Webb C. Hayes, IV
Webb C. Hayes, IV
Chairman and President
The Rushmore Fund, Inc.

The Rushmore Fund, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 20814

1-800-622-1386

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held December 28, 2001

To the shareholders of The Rushmore Fund, Inc.:

            Notice is hereby given that a special meeting of shareholders of The Rushmore Fund, Inc., U.S. Government Bond Portfolio (the "Fund") will be held at 10:00 a.m. Eastern time on December 28, 2001 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), for the purposes listed below. The Meeting will be held:

    To approve a new Advisory Agreement;

    To approve a new Subadvisory Agreement;

    To approve an amendment of the Fund's investment objective;

    To approve an amendment of the Fund's fundamental investment policy with respect to borrowing; and

 V.     To transact such other business as may properly come before the Meeting.

            After careful consideration, the Board of Directors of the Fund (the "Board") unanimously approved Proposals I, II, III and IV above and recommend that shareholders vote "FOR" those proposals.

            The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on October 30, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Fund is entitled to one vote with respect to the proposals, with fractional votes for fractional shares.

            Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors
/s/Stephenie E. Adams
Stephenie E. Adams
Secretary
Bethesda, Maryland
November 23, 2001

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

The Rushmore Fund, Inc.
4922 Fairmont Avenue
Bethesda, Maryland 20814

1-800-622-1386

_________________

PROXY STATEMENT

_________________

Special Meeting of Shareholders
To be held December 28, 2001

            This proxy statement and enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of The Rushmore Fund, Inc., U.S. Government Bond Portfolio (the "Fund") for use at a special meeting of shareholders of the Fund to be held at 10:00 a.m. Eastern time on December 28, 2001 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about November 28, 2001.

            Shareholder Reports. Shareholders can find important information about the Fund in the Fund's annual report dated August 31, 2001, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Fund at the above address, or by calling the telephone number above. A copy of such report will be provided free of charge.

INTRODUCTION

            At a meeting of the Board of the Fund held on October 26, 2001, the Directors unanimously approved the appointment of Bradford & Marzec, Inc. ("Bradford") as the investment subadviser to the Fund, on an interim basis subject to the approval of Fund shareholders. In determining to appoint Bradford as subadviser, the Board considered Bradford's breadth and depth of experience in the fixed income securities market and in managing fixed income assets, as well as the high quality of Bradford's personnel, operations, methodologies and performance. In addition, the Board considered Bradford's proposed changes in investment strategies for the Fund including the use of futures and options strategies and leverage as methods to increase the total return of the Fund while preserving the current high quality and liquidity characteristics of the Fund. Bradford would use futures and options strategies in seeking to increase the total return of the Fund or to protect the Fund from adverse interest rate movements. Bradford would use leveraging strategies in seeking to protect Fund share value, particularly in situations when interest rates are rising. There is no assurance that these investment strategies will be successful and, as a result there is a risk of potential losses to the Fund. Bradford's proposed new strategies would not be used during the period when Bradford serves as interim subadviser, but will only be employed upon shareholder approval of Bradford as subadviser. The Board determined that appointing Bradford as subadviser would bring fixed income management expertise to the Fund and that Bradford's proposed investment strategies would benefit the Fund without materially increasing the risk profile of the Fund. Accordingly, the Board determined that appointing Bradford as subadviser was in the best interests of the Fund and its shareholders.

            As subadviser to the Fund, Bradford is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. Money Management Associates, L.P. ("MMA" or "Adviser"), the Fund's current investment adviser, continues to serve as investment adviser to the Fund, retains ultimate responsibility for the management of the Fund, and provides investment oversight and supervision. The appointment of Bradford as subadviser does not change the advisory fee or the total operating expenses of the Fund.

            In order to appoint Bradford as interim subadviser to the Fund and implement Bradford's new investment strategies for the Fund, the Board took several actions at the October 26 Board meeting. First, the Board terminated the then-current advisory agreement between the Fund and MMA (the "Old Advisory Agreement"), and second, approved an interim advisory agreement between the Fund and MMA (the "Interim Advisory Agreement") that allows MMA to hire a subadviser to manage the assets of the Portfolios. The Interim Advisory Agreement was approved by the Board pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 15a-4 under the 1940 Act provides that a person may act as an investment adviser for a fund for a period not greater than 150 days under an interim advisory agreement not approved by fund shareholders after the termination of a previous advisory agreement, provided the compensation under the interim agreement is no greater than the compensation received under the previous agreement and the fund's board of directors approve the interim agreement. The third action that the Board took at the October 26 Board meeting was to approve an interim subadvisory agreement between Bradford and MMA delegating the management of the Fund's assets to Bradford. The Board also voted to amend the Fund's investment objective to reflect its focus on achieving a high total return, and the Board voted to amend the Fund's fundamental investment policy with respect to borrowing to allow the Fund to employ reverse repurchase agreements as a mechanism to borrow funds for investment purposes. In addition, the Board voted to delete the Fund's non-fundamental investment policy prohibiting the purchase and sale of options by the Fund because, as described herein, Bradford would employ the use of futures contracts and options on futures in managing the Fund. Finally, the Board also voted to delete the Fund's non-fundamental investment policy prohibiting short sales because the use of short sales would be part of Bradford's leveraging strategy for the Fund as described herein.

            Shareholders of the Fund will vote at the Meeting to approve the appointment of MMA as adviser and Bradford as subadviser to the Fund on a permanent basis. Section 15(a) of the 1940 Act requires that any agreement to serve or act as investment adviser of a fund be approved by the vote of a majority of the outstanding voting securities of such fund. Accordingly, Fund shareholders will vote to approve a permanent advisory agreement between the Fund and MMA (the "Permanent Advisory Agreement") that allows MMA to hire a subadviser to manage the assets of the Fund. The Interim Advisory Agreement will automatically terminate upon approval of the Permanent Advisory Agreement. Fund shareholders will also vote to approve a permanent subadvisory agreement between Bradford and MMA (the "Permanent Subadvisory Agreement"). The Interim Subadvisory Agreement will automatically terminate upon approval of the Permanent Subadvisory Agreement. The Interim Advisory Agreement and Permanent Advisory Agreement are described more fully below under "Proposal I" and the Interim Subadvisory Agreement and the Permanent Subadvisory Agreement are described more fully below under "Proposal II".

            Fund shareholders will also vote at the Meeting to approve an amendment of the Fund's investment objective to reflect the Fund's focus on achieving a high total return. This change in the Fund's investment objective is described more fully below under "Proposal III". In addition, shareholders of the Fund will vote at the Meeting to approve an amendment of the Fund's fundamental investment policy with respect to borrowing. This change of policy would allow the Fund to employ reverse repurchase agreements as a mechanism to borrow funds for investment purposes and allow the Fund to borrow up to the regulatory maximum limit of 33 1/3% of the Fund's total assets. This change in the Fund's fundamental investment policy is described more fully below under "Proposal IV".

PROPOSAL I.
APPROVAL OF A NEW
ADVISORY AGREEMENT

            Adviser and Related Parties. MMA is a District of Columbia limited partnership located at 1001 Nineteenth Street North, Arlington, Virginia 22209, and has served as the Fund's investment adviser since the organization of the Fund in 1985. MMA currently serves as investment adviser pursuant to the Interim Advisory Agreement dated November 1, 2001. FBR National Bank & Trust ("FBR Bank"), located at 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the administrator, transfer agent, portfolio accountant and custodian to the Portfolios, and provides shareholder services to the Portfolios. FBR Bank receives compensation for these services from the Fund at an annual rate of 0.30% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2001, the Fund paid FBR Bank $36,669 for such services. FBR Bank will continue to provide these services after approval of the advisory agreement. FBR Investment Services, Inc. ("FBRIS"), a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Fund's distributor pursuant to a distribution agreement between FBRIS and the Fund dated September 4, 2001.

            MMA, FBR Bank and FBRIS are all wholly owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. ("FBR Group"), a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209. FBR Group is a public holding company for a number of subsidiaries engaged in the business of investment banking, brokerage and asset management. FBR Group and its asset management subsidiaries manage approximately $1.5 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

            Money Management Associates, Inc., a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209 is the general partner of MMA and owns a majority of the interests in MMA. Money Management Associates, Inc. is a wholly owned subsidiary of FBR Bancorp, Inc., a Delaware corporation also located at 1001 Nineteenth Street North, Arlington, Virginia 22209. FBR Bancorp, Inc. is a wholly owned subsidiary of FBR Group. Webb C. Hayes, IV serves as Director of MMA and Chairman, President and Director of the Fund. David H. Ellison serves as President of MMA. Winsor H. Aylesworth and W. Bart Sanders III each serve as Vice Presidents of MMA.

            On April 1, 2001, FBR Group acquired all of the outstanding general partnership interests in MMA from Mr. Daniel L. O'Connor, the prior sole general partner of MMA, and all of the outstanding limited partnership interests in MMA from the then-current limited partners of MMA. Mr. O'Connor served as Chairman of the Board and Director of the Fund until October 26, 2001. FBR Group purchased the general and limited partnership interests in MMA for a total consideration of $17.5 million and an installment note unconditionally guaranteed by FBR Group in the amount of $9.7 million. Mr. O'Connor will receive approximately $11,038,000 for the sale of his partnership interests in MMA.

            The Advisory Agreements. Interim Advisory Agreement. MMA has served as investment adviser to the Fund since the Fund's commencement of investment operations. The Interim Advisory Agreement was approved by the Board at a meeting called for such purpose on October 26, 2001 pursuant to Rule 15a-4 under the 1940 Act which allows an advisory agreement to be in force with Board approval but without shareholder approval for a period of up to 150 days. The Interim Advisory Agreement is substantially identical to the Old Advisory Agreement between the Fund and MMA which was approved by shareholders of the Fund at a meeting held on June 1, 2000. The Old Advisory Agreement was terminated by the Board at the October 26 Board meeting. The only differences between the Interim Advisory Agreement and the Old Advisory Agreement are that the Interim Advisory Agreement permits MMA to hire an investment subadviser to manage the assets of the Fund, and the term of the Interim Advisory Agreement is for a maximum of 150 days. In addition, the Interim Advisory Agreement provides that it will terminate automatically upon shareholder approval of the Permanent Advisory Agreement.

            Permanent Advisory Agreement. The Permanent Advisory Agreement is substantially identical to the Interim Advisory Agreement with the exception that the Permanent Advisory Agreement will be in effect for an initial term of two years and may be renewed annually thereafter. Under the terms of the Permanent Advisory Agreement, MMA retains ultimate responsibility for the management of the Fund and provides investment oversight and supervision to the Fund. MMA is permitted to delegate responsibility for making investment decisions and placing orders for the purchase and sale of Fund assets to an investment subadviser. MMA is also required to furnish to the Board periodic reports on the investment performance of the Fund. Consistent with the requirements of the 1940 Act, the Permanent Advisory Agreement provides that MMA generally is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of MMA's duties or by reason of its reckless disregard of its obligations under the Permanent Advisory Agreement.

            The Permanent Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by MMA. The Permanent Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

            Under the Permanent Advisory Agreement, MMA receives an investment advisory fee at an annual rate based on 0.50% of the average daily net assets of the Fund. This is the same fee schedule as pursuant to the Old Advisory Agreement and the Interim Advisory Agreement. For the fiscal year ended August 31, 2001, the Fund paid $61,106 in investment advisory fees to MMA pursuant to the Old Advisory Agreement. This advisory fee, and total Fund operating expenses, will not change as a result of shareholders approving Proposal I.

            The Permanent Advisory Agreement will remain in effect for two years from its effective date, and, unless terminated earlier, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Directors").

            Evaluation by the Board of Directors. At the October 26, 2001 meeting of the Board, the Permanent Advisory Agreement was approved unanimously by the Directors, including a majority of Independent Directors. The Board, advised by counsel, has determined that in approving the Permanent Advisory Agreement on behalf of the Fund, the Fund can best assure itself that the same level of services currently provided to the Fund by MMA, and its officers and employees, will continue without interruption. The Board believes that under the Permanent Advisory Agreement, the Fund will continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

            In determining whether or not it was appropriate to approve the Permanent Advisory Agreement and to recommend approval to shareholders, the Board, including the Independent Directors, considered various materials and representations provided by MMA and Bradford. In particular, the Directors considered the following information: (1) that the investment advisory fees paid by the Fund and total Fund operating expenses will not differ from that applicable under the Old Advisory Agreement; (2) the financial condition of MMA and Bradford, and the expertise of their personnel; (3) the nature and quality of the services currently rendered by MMA, as well as the nature and quality of services expected to be rendered by Bradford; (4) the fairness of the compensation payable to MMA; and (5) the high quality of the operations, financial condition, investment management capabilities, methodologies, and performance of MMA and Bradford.

            Based upon its review, the Board determined that approving the Permanent Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Permanent Advisory Agreement and voted to recommend its approval by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL II.
APPROVAL OF A NEW
SUBADVISORY AGREEMENT

             Subadviser. Bradford & Marzec, Inc., located at 333 South Hope Street, Suite 4050, Los Angeles, California 90071, is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Bradford began operations in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. Bradford specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec are the two founding principals and directors of Bradford. Ms. Marzec is President and Mr. Bradford is Secretary and Treasurer of Bradford. Patrice Milton-Blue, Vice President of Bradford, will serve as the day-to-day portfolio manager of the Fund. Ms. Marzec and Mr. Bradford will serve as co-portfolio managers of the Fund.

            The Subadvisory Agreements. Interim Subadvisory Agreement. Under the Interim Subadvisory Agreement, Bradford is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. Bradford is responsible for ensuring that it carries out its subadvisory responsibilities in a manner consistent with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, the Fund's articles of incorporation and bylaws, applicable laws, and such other investment policies, procedures and/or limitations as may be adopted by the Fund. The term of the Interim Subadvisory Agreement is for a maximum of 150 days. The Interim Subadvisory Agreement provides that it will terminate automatically upon shareholder approval of the Permanent Subadvisory Agreement.

            Permanent Subadvisory Agreement. The Permanent Subadvisory Agreement is substantially identical to the Interim Subadvisory Agreement with the exception that the Permanent Subadvisory Agreement will be in effect for an initial term of two years and may be renewed annually thereafter. Bradford shall also furnish such reports, evaluations, information or analyses to MMA, the Fund and the Board in connection with Bradford's responsibilities under the Permanent Subadvisory Agreement as MMA, the Fund and the Board may request from time to time. Consistent with the requirements of applicable law, the Permanent Subadvisory Agreement provides that Bradford generally is not liable to MMA, the Fund, or to any shareholder of the Fund for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Permanent Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or negligence, or reckless disregard of its obligations and duties under the Permanent Subadvisory Agreement.

            The Permanent Subadvisory Agreement may be terminated by MMA or Bradford, without penalty, upon 30 days' prior written notice. In addition, the Permanent Subadvisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 30 days' prior written notice. The Permanent Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act.

            For Bradford's services as investment subadviser, under the terms of the Permanent Subadvisory Agreement, MMA will pay Bradford a fee at an annual rate based on the average daily net assets of the Fund of 0.20%. Under the Permanent Advisory Agreement, MMA will receive an investment advisory fee at an annual rate based on 0.50% of the average daily net assets of the Fund. This advisory fee, and total Fund operating expenses, will not change as a result of shareholders approving Proposal II. MMA will continue to serve as investment adviser to the Fund, retain ultimate responsibility for the management of the Fund, and provide investment oversight and supervision. Neither the Board nor MMA anticipates that approval of the Permanent Subadvisory Agreement will cause any reduction in the quality or types of services now provided to the Fund.

            The Permanent Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

            Evaluation by the Board of Directors. At the October 26, 2001 meeting of the Board, the Directors, including a majority of the Independent Directors, approved unanimously the Permanent Subadvisory Agreement and voted to recommend approval of the Permanent Subadvisory Agreement to shareholders. The Board, advised by counsel, determined that in approving the Permanent Subadvisory Agreement, the Fund will continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board considered Bradford's breadth and depth of experience in the fixed income securities market and in managing fixed income assets, as well as the high quality of Bradford's personnel, operations, methodologies and performance. The Board also considered Bradford's proposed changes in investment strategies for the Fund including the use of leverage and futures and options strategies as methods to increase the total return of the Fund while preserving the current high quality and liquidity characteristics of the Fund. The Board determined that appointing Bradford as subadviser would bring fixed income management expertise to the Fund and that Bradford's proposed investment strategies would benefit the Fund without materially increasing the risk profile of the Fund. Accordingly, the Board determined that appointing Bradford as subadviser was in the best interests of the Fund and its shareholders.

            In determining whether or not it was appropriate to approve the Permanent Subadvisory Agreement and to recommend approval of the Permanent Subadvisory Agreement to shareholders, the Board, including the Independent Directors, considered various materials and representations provided by MMA and Bradford. In particular, the Directors considered the following information: (1) that the investment advisory fees paid by the Fund and total Fund operating expenses will not be affected by implementation of the Permanent Subadvisory Agreement; (2) the financial condition of MMA and Bradford, and the expertise of their personnel; (3) the nature and quality of the services currently rendered by MMA, as well as the nature and quality of services expected to be rendered by Bradford under the Permanent Subadvisory Agreement; (4) the fairness of the compensation payable to MMA and Bradford; and (5) the high quality of the operations, financial condition, investment management capabilities, methodologies, and performance of MMA and Bradford.

        Based upon its review, the Board determined that approving the Permanent Subadvisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Permanent Subadvisory Agreement and voted to recommend its approval by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUBADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL III.
APPROVAL OF AMENDMENT OF
FUND'S INVESTMENT OBJECTIVE

             Proposed Amendment. Bradford's proposed new investment strategies to manage the Fund include the use of futures and options strategies and leverage as methods to increase the total return of the Fund while preserving the current high quality and liquidity characteristics of the Fund. Bradford would use futures and options strategies in seeking to increase the total return of the Fund or to protect the Fund from adverse interest rate movements. Bradford would use leveraging strategies in seeking to protect Fund share value, particularly in situations when interest rates are rising. There is no assurance that these investment strategies will be successful and, as a result there is a risk of potential losses to the Fund. Bradford's proposed use of futures and options on futures required the Board to delete the Fund's non-fundamental investment policy prohibiting the purchase and sale of options. Under Bradford's proposed leverage strategy, Bradford would employ reverse repurchase agreements, requiring amendment of the Fund's fundamental investment policy regarding borrowing as described in Proposal IV below, and short sales that required the Board to delete the Fund's non-fundamental investment policy prohibiting short sales.

            Bradford's proposed new investment strategies would not be used during the period when Bradford serves as interim subadviser, but will only be employed upon shareholder approval of Bradford as subadviser. The Board determined that appointing Bradford as subadviser would bring fixed income management expertise to the Fund and that Bradford's proposed investment strategies would benefit the Fund without materially increasing the risk profile of the Fund.

            The Fund's current investment objective states that "[t]he objective of the Fund is to provide investors with current income to the extent that such investment is consistent with safety of principal." Bradford's new investment strategies in managing the Fund would focus instead on maximizing the total return of the Fund. Accordingly, it is proposed that the investment objective of the Fund be amended to state:

The objective of the Fund is to achieve a high total return consistent with investment in U.S. government securities.

            Pursuant to the 1940 Act, the Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding shares. Accordingly, Fund shareholders will be asked to approve an amendment of the Fund's investment objective to state that the objective of the Fund is to achieve a high total return consistent with investment in U.S. government securities.

            Evaluation by the Board of Directors. At the October 26, 2001 meeting of the Board, the Directors, including a majority of the Independent Directors, approved unanimously the Fund's amended investment objective and voted to recommend approval of such amended investment objective to shareholders. The Board, advised by counsel, determined that the Fund's amended investment objective more accurately reflects the Fund's new investment strategies as managed by Bradford. The Board considered various materials and representations provided by Bradford including Bradford's expertise and experience in managing fixed income assets generally as well as Bradford's use of the investment strategies proposed for the Fund with other clients and accounts. The Board also considered the risks to the Fund of Bradford's leverage strategies including the risk of potential losses to the Fund if Bradford incorrectly predicts certain changes in interest rates. In addition, the Board considered the high quality of Bradford's personnel, operations, methodologies and performance. Based on its review, the Board determined that approving the amended investment objective was in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the amended investment objective and voted to recommend its approval by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED INVESTMENT OBJECTIVE AS PROVIDED UNDER PROPOSAL III. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL IV.
APPROVAL OF AMENDMENT IN FUND'S FUNDAMENTAL
INVESTMENT POLICY REGARDING BORROWING

             Proposed Amendment. Bradford's proposed investment strategy to manage the Fund includes the use of reverse repurchase agreements as a method for the Fund to borrow funds for investment purposes or, in other words, use leverage as an investment strategy. This strategy is meant to provide protection for the Fund in adverse market environments such as periods when interest rates are rising. Under reverse repurchase agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. In certain instances, these transactions would be short sales, which are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. Any reverse repurchase agreement by the Fund would be 100% "covered" either by the Fund being long in the security sold (i.e., owning or having the right to acquire the security), or segregating or earmarking liquid securities or cash in an amount equal to the repurchase price.

            The Fund's share value would be protected using this strategy in an environment of rising interest rates, for example, because the Fund would offset certain losses in the price of bonds the Fund owned long by participating in the price decline of the bonds the Fund sold short. In addition, the Fund would earn income on the cash it receives for the sale of securities under the reverse repurchase agreements. This strategy could result in losses to the Fund, however, if interest rates fell instead of rising such that the market value of the securities sold by the Fund declines below the price at which the Fund is obligated to repurchase the securities. Accordingly, the risks associated with these transactions are similar to that of any U.S. Government security; that is, market or interest rate risk may adversely effect the value of the securities sold by the Fund. If Bradford incorrectly predicts certain changes in interest rates the Fund could suffer losses.

            Reverse repurchase agreements are considered to be borrowings by a fund under the 1940 Act. In order to employ reverse repurchase agreements, the Fund's investment policy with respect to borrowing would need to be amended. The Fund's current investment policy regarding borrowing states that the Fund may not:

borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase an investment security if a borrowing by the Fund is outstanding.

            It is proposed that the Fund's investment policy with respect to borrowing be amended to allow the Fund to borrow up to the limit permitted under the 1940 Act and employ reverse repurchase agreements to borrow for investment purposes. The 1940 Act provides that a fund may borrow provided that the total amount of such borrowing does not exceed 33 1/3% of the fund's total assets as compared to the Fund's current policy of limiting borrowing to 30% of total assets.

            Pursuant to Section 13(a) of the 1940 Act, a fund's investment policy with respect to borrowing is deemed a fundamental policy of the fund that may not be changed without the prior approval of a majority of the fund's outstanding shares. Accordingly, Fund shareholders are asked to approve an amendment to the Fund's fundamental investment policy with respect to borrowing stating that the Fund may not:

borrow money except that (1) the Fund may enter into reverse repurchase agreements, and (2) the Fund may borrow money for temporary or emergency purposes to facilitate redemptions, provided that, in both (1) and (2) above, the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

            Evaluation by the Board of Directors. At the October 26, 2001 meeting of the Board, the Directors, including a majority of the Independent Directors, approved unanimously the amended fundamental investment policy regarding borrowing and voted to recommend approval of such amended policy to shareholders. The Board, advised by counsel, determined that in approving the amended fundamental investment policy regarding borrowing, the use of reverse repurchase agreements was an acceptable method to employ leverage in the Fund in order to help protect the Fund's share value during adverse interest rate environments and would not materially increase the risk profile of the Fund. The Board considered various materials and representations provided by Bradford including Bradford's expertise and experience in managing fixed income assets generally and Bradford's use specifically of this leveraging strategy with other clients and accounts, as well the high quality of Bradford's personnel, operations, methodologies and performance. The Board also considered the risks to the Fund of Bradford's leverage strategies including the risk of potential losses to the Fund if Bradford incorrectly predicts certain changes in interest rates. Based on its review, the Board determined that approving the amended fundamental investment policy regarding borrowing was in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the amended fundamental investment policy with respect to borrowing and voted to recommend its approval by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED FUNDAMENTAL INVESTMENT POLICY AS PROVIDED UNDER PROPOSAL IV. UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

            The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

            Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by MMA. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Fund. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

            Shareholder Voting. Shareholders of record at the close of business on October 30, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

            As of the Record Date, 1,147,756.853 shares of the Fund, representing the corresponding number of votes, were outstanding. As of the Record Date, the persons owning of record or beneficially 5% or more of the Fund's shares are set forth in Appendix C.

            Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

            The presence in person or by proxy of a majority of the outstanding shares of the Fund is required to constitute the necessary quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

            Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on each Proposal. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on each Proposal without instructions from the beneficial owners of the Fund's shares.

            In the event that a quorum is present at the Meeting but sufficient votes to approve each Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the Proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

            Required Vote. Shareholders will vote separately with respect to each Proposal. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means that the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

SHAREHOLDER PROPOSALS

            The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

            Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

            To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors
/s/ Stephenie E. Adams
Stephenie E. Adams, Secretary
Bethesda, Maryland
November 23, 2001

APPENDIX A

ADVISORY AGREEMENT
between
MONEY MANAGEMENT ASSOCIATES, L.P.
and
THE RUSHMORE FUND, INC.

INVESTMENT ADVISORY CONTRACT

Between

THE RUSHMORE FUND, INC.

And

MONEY MANAGEMENT ASSOCIATES, L.P.

            This Contract (the "Contract"), dated as of the _____ day of _____, 2001 is entered into by and between The Rushmore Fund, Inc. (hereinafter sometimes referred to as the "Fund") and Money Management Associates, L.P. (hereinafter sometimes referred to as the "Manager").

WITNESSETH:

                THAT in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

            1.    THE FUND hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund and to administer the affairs of the Fund, subject to the control of the officers and Board of Directors of the Fund, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Manager is hereby expressly permitted to hire a subadviser to manage the assets of the Fund.

            2.    The Manager assumes and shall pay or reimburse the Fund for: (a) all expenses in connection with the management of the investment and reinvestment of the assets of the Fund, except that the Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b) the compensation (if any) of those directors and officers of the Fund who also serve as partners of the Manager, or directors, officers or employees of the Manager or of partners of the Manager; and (c) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the administration of the affairs of the Fund.

            The Fund assumes and shall pay or reimburse the Manager for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with: (a) determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Fund who do not also serve as partners of the Manager, or directors, officers or employees of the Manager or of partners of the Manager; (h) maintaining appropriate insurance coverage for the Fund and its directors and officers; (i) its membership in trade associations; (j) federal and state filing and registration fees; and (k) distribution expenses pursuant to a distribution plan approved by a majority of the shareholders and non-interested directors.

            3.     In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager is authorized on behalf of the Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

            4.     As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee of five tenths of one percent (0.50%) of the average daily net asset value of the Fund. The fee will be paid monthly.

            In the event of termination of this contract, the fee shall be computed on the basis of the period ending on the last business day on which this contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

            5.     The directors of the Fund acknowledge that, in further consideration of the services of the Manager hereunder, the Manager has reserved for itself all rights to, and interest in, the name "The Rushmore Fund, Inc.," or any similar name, and that use of the name shall continue only with the continuing consent of the Manager, which consent may be withdrawn at any time, effective immediately upon written notice thereof to the Fund.

            6.     Subject to and in accordance with the governing instruments of the Fund and of the Manager respectively, directors, officers, agents and stockholders of the Fund are or may be interested in the Manager (or any successor thereof) as partners or otherwise; partners and agents of the Manager are or may be interested in the Fund as directors, officers, agents, stockholders or otherwise; the Manager (or any successor) is or may be interested in the Fund as stockholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

            The Manager shall notify the Fund of any change in partners of Money Management Associates, L.P. within a reasonable time after such change.

            7.     This Contract shall continue in effect until two years from the date hereof, and thereafter only so long as such continuance is approved at least annually by a vote of a majority of the Fund's Board of Directors, including the votes of a majority of the directors who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Provided, however, that (a) this Contract may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contract may be terminated by the Manager on sixty days prior written notice to the Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

            As used in this Section 6, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

            8.     The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

            9.     No provision of this Contract shall be deemed to protect the Manager against any liability to the Fund or its stockholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Contract. Nor shall any provision hereof be deemed to protect any director or officer of the Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

            IN WITNESS WHEREOF, the parties hereto have caused this contract to be executed on the day and year first above written.

WITNESS:	THE RUSHMORE FUND, INC.
By:
WITNESS:	MONEY MANAGEMENT ASSOCIATES, L.P.

Money Management Associates, Inc., General Partner
By:

APPENDIX B

SUBADVISORY AGREEMENT BETWEEN
MONEY MANAGEMENT ASSOCIATES, L.P.
and
BRADFORD & MARZEC, INC.

SUBADVISORY AGREEMENT
Between
MONEY MANAGEMENT ASSOCIATES, L.P.
and
BRADFORD & MARZEC, INC.

            This AGREEMENT made as of the ___ day of ______, 2001, by and between Money Management Associates, L.P., a District of Columbia limited partnership (the "Adviser"), and Bradford & Marzec, Inc., a California corporation (the "Subadviser").

            WHEREAS, the Rushmore Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, the Adviser and the Fund have entered into an Investment Advisory Contract ("Primary Agreement") under which the Adviser is obligated to furnish investment advisory services to each Fund and the Adviser is permitted to hire a subadviser to manage the assets of each Fund;

            WHEREAS, the Adviser desires to retain the Subadviser to furnish day-to-day portfolio management services to the Fund, and the Subadviser represents that it is willing and possesses legal authority to so furnish such services;

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         Appointment. Subject to the approval of the Fund's Board of Directors (the "Board"), including a majority of the Directors who are not parties to this Agreement or "interested persons" of any such party ("Independent Directors") and the Fund's shareholders, the Adviser hereby appoints the Subadviser to provide day-to-day advisory services to the Fund, or to such assets of the Fund as determined by the Adviser, for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services described herein for the compensation described herein.

2.         Documents Provided to Adviser. The Subadviser has or will deliver to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to the Adviser any future amendments and supplements thereto, if any:

  the Subadviser's registration statement, and any amendments thereto, filed on Form ADV under the Investment Advisers Act of 1940, as amended ("Advisers Act"), as filed with the Securities and Exchange Commission (the "Commission");

  the Subadviser's Trade Allocation Policy;

  the Subadviser's Code of Ethics and Insider Trading Policy;

  other policies and procedures adopted by the Subadviser reasonably related to Subadviser's services hereunder; and

  portions of any deficiency letters issued to Subadviser by the Commission staff that materially relate to Subadviser's services hereunder.

3.         Documents Provided to the Subadviser. The Adviser has or will deliver to the Subadviser current copies and supplements thereto of each of the following documents, and will deliver to it all future amendments and supplements, if any:

  the Articles of Incorporation of the Fund;

  the By-Laws of the Fund;

  certified resolutions of the Board of the Fund authorizing the appointment of the Adviser and the Subadviser and approving the form of this Agreement; and

  the Fund's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended ("1933 Act"), as filed with the Commission.

4.          Adviser's Duties. The Adviser shall continue to have responsibility for all other services to be provided to the Fund pursuant to the Primary Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. The Adviser shall also retain direct portfolio management responsibility with respect to any assets of the Fund which are not allocated by it to the portfolio management of the Subadviser.

5.         Subadvisory Services.

  General. The Subadviser hereby agrees to provide day-to-day portfolio advisory services to the Fund. The Subadviser shall regularly provide investment advice to the Fund, or to the assets of the Fund allocated to the Subadviser by the Adviser, and shall continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Fund and, in furtherance thereof, shall, in accordance with the 1940 Act, in a manner consistent with the investment objective and policies of the Fund as set forth in the Fund's then-current Prospectus and Statement of Additional Information:

      furnish a continuous investment program for the Fund;

      obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, investment programs of the Fund, and the issuers of securities included in the Fund's portfolio and the industries in which the Fund engages, or which may relate to securities or other investments which the Subadviser may deem desirable for inclusion in the Fund's portfolio;

      determine which securities shall be included in the portfolio of the Fund;

      in its discretion and without prior consultation with the Adviser, buy, sell, lend and otherwise trade any securities and investment instruments on behalf of the Fund; and

      take, on behalf of the Fund, all actions the Subadviser may deem necessary or appropriate in order to carry into effect such investment program and the Subadviser's functions as set forth above.

  Covenants. The Subadviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Fund's Articles of Incorporation, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the Advisers Act; (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Fund and provided to the Subadviser in writing by the Adviser or the Fund. The Subadviser agrees to use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Fund's Board. The management of the Fund by the Subadviser shall at all times be subject to the supervision and review of the Adviser and the Fund's Board.

  Books and Records. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and agrees to promptly surrender any of such records to the Fund upon the Fund's or the Adviser's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule and to keep all records required to be preserved by the Advisers Act.

  Reports, Evaluations and other Services. The Subadviser shall furnish reports, evaluations, information or analyses to the Adviser or the Fund in connection with the Subadviser's services hereunder as the Adviser or the Fund's Board may request from time to time or as the Subadviser may otherwise deem to be necessary or appropriate, including but not limited to (i) a monthly due diligence checklist as provided to Subadviser by Adviser; and (ii) reports of any material changes regarding Subadviser that could reasonably affect management of the Fund such as any change in personnel involved in management of the Fund. The Subadviser shall make recommendations to the Adviser or the Fund's Board with respect to Fund policies, and shall carry out all policies that are adopted by the Fund's Board. The Subadviser shall, subject to review by the Adviser and the Fund's Board, furnish such other services as the Subadviser shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement. The Subadviser shall cooperate fully with the Fund's independent auditors and counsel and with the Adviser in connection with any annual audit, the preparation of filings with the Commission, and in connection with any examination of the Fund or the Adviser by the Commission.

  Portfolio Transactions. With respect to the securities and other investments to be purchased or sold for the Fund, the Subadviser shall place orders with or through such persons, brokers or dealers selected by the Subadviser, provided, however, that such orders shall (i) be consistent with the brokerage policy set forth in the Prospectus and Statement of Additional Information applicable to the Fund, or approved by the Fund's Board, (ii) conform with federal securities laws, and (iii) be consistent with securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the research, investment information and other services provided by, and the financial responsibility of, brokers or dealers who may effect, or be a party to, any such transaction or other transactions to which the Subadviser's other clients may be a party.

  Aggregation of Securities Transactions. In executing portfolio transactions for the Fund, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or accounts advised by the Subadviser. The Subadviser will aggregate trades if, in the Subadviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement and the Fund's Prospectus and Statement of Additional Information.

In the event that the Subadviser aggregates any securities transactions as provided for above, the Subadviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other funds or accounts advised by the Subadviser.

  Meetings. The Subadviser will meet with the Adviser and the Board on a periodic basis, as reasonably requested by the Adviser and the Board, to review the responsibilities of each party and discuss any operational issues.

6.         Use of Performance Information. With respect to the Fund, the Subadviser shall permit the Adviser and the Fund to include in the Fund's Prospectus and/or Statement of Additional Information performance figures relating to any private accounts and/or registered investment companies that have substantially similar investment objectives and policies to the Fund, provided that the inclusion of any such prior performance satisfies all applicable rules, regulations, and interpretive positions of the Commission.

The Subadviser or any of its principals may use the name of the Fund or the Adviser in a biographical description of the Subadviser or its principals and may use the performance of the Fund (to the extent permissible under the U.S. federal and state securities laws and regulations) in sales literature, advertising material or other communications of the Subadviser that describes the composite performance record of the Subadviser or its principals provided that (i) the Subadviser submit for prior written approval any advertising or promotional material using the name of the Fund or the Adviser, or (ii) advertising and promotional materials have been approved in substantially the same form by the Fund or the Adviser.

7.         Representations and Warranties.

    The Subadviser hereby represents and warrants to the Adviser as follows:

  The Subadviser is a corporation duly organized and in good standing under the laws of the State of California and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

  The Subadviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Subadviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

  The Subadviser is not the subject of any administrative proceeding by any state, federal or other regulatory body.

  The Subadviser at all times shall provide services to the Fund hereunder using its reasonable best judgment and efforts to carry out its obligations to the Fund hereunder.

    The Adviser hereby represents and warrants to the Subadviser as follows:

  The Adviser is a limited partnership duly organized and in good standing under the laws of the District of Columbia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

  The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

  The Adviser is not the subject of any administrative proceeding by any state, federal or any other regulatory body.

  The Adviser at all times shall provide services to the Fund using its reasonable best judgement and efforts to carry out its obligations to the Fund.

8.         Compensation. As compensation for the services which the Subadviser is to provide pursuant to Paragraph 5, the Adviser shall pay to the Subadviser an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in a manner consistent with the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

9.         Interested Persons. It is understood that, to the extent consistent with applicable laws, the Directors, officers and shareholders of the Fund are, may be, or may become, interested persons with respect to the Subadviser as directors, officers or otherwise, and that directors, officers and shareholders of the Subadviser are, may be, or may become, similarly interested persons with respect to the Fund.

10.         Non-Exclusive Services. The services of the Subadviser provided to the Fund are not to be deemed exclusive and the Subadviser may render similar services to others and engage in other activities.

11.         Limitation on Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of either party hereto, such party, and any of its directors, officers, shareholders, agents, or employees, shall not be liable or responsible to the other party, the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the other party, the Fund or any shareholder of the Fund in connection with the performance of this Agreement.

12.         Indemnification. Adviser shall defend, indemnify and hold harmless Subadviser and its affiliates, and their respective directors, officers, employees and agents (and, in each case, their respective heirs, executors, administrators and successors and assigns) against any and all losses, liabilities, claims, damages and reasonable out-of-pocket expenses whatsoever (including reasonable attorneys' fees), relating to or arising out of: (i) Adviser's failure to comply with the provisions of this Agreement or any failure of its representations and warranties to be true and correct in all material aspects; (ii) any violation by Adviser of any federal or state securities law or any other applicable law or regulation relating to its activities contemplated under this Agreement; (iii) the gross negligence, malfeasance, willful misconduct, or bad faith of Adviser or any of its directors, officers, employees or agents, except, in each case, where such failure is the result of or arises out of a breach by Subadviser, its affiliates, respective officers, directors, employees or agents of its obligations under this Agreement; or (iv) any breach by Adviser, or its directors, officers, employees or agents of any fiduciary duty owed to the Fund.

Subadviser shall defend, indemnify and hold harmless the Adviser, the Fund and their affiliates, and their respective directors, officers, employees and agents (and, in each case, their respective heirs, executors, administrators and successors and assigns) against any and all losses, liabilities, claims, damages and reasonable out-of-pocket expenses whatsoever (including reasonable attorneys' fees), relating to or arising out of: (i) Subadviser's failure to comply with the provisions of this Agreement or any failure of its representations and warranties to be true and correct in all material aspects; (ii) any violation by Subadviser of any federal or state securities law or any other applicable law or regulation relating to its activities under this Agreement; (iii) the gross negligence, malfeasance, willful misconduct, or bad faith of Subadviser or any of its directors, officers, employees or agents, except in each case, where such failure is the result of or arises out of a breach by Adviser, its affiliates, respective officers, directors, employees or agents of its obligations under this Agreement; or (iv) any breach by Subadviser or its directors, officers, employees or agents of any fiduciary duty owed to the Fund.

13.         Effective Date; Modifications; Termination. This Agreement shall continue in force for an initial term of two years from the date first set forth above. Thereafter, this Agreement may be renewed for successive annual periods, provided that the Agreement is approved by the Fund's Board, including a majority of Independent Directors.

This Agreement may be modified or amended only in writing signed by both parties or their authorized representatives.

Notwithstanding the foregoing provisions, either party hereto may terminate this Agreement at any time on thirty (30) days' prior written notice to the other, without payment of any penalty. In addition, this Agreement may be terminated (i) by the Fund's Board, or (ii) by a majority vote of the Fund's shareholders, without penalty, upon thirty (30) days' prior written notice. This Agreement shall terminate automatically in the event of its assignment or upon the termination of the Primary Agreement.

14.         Confidentiality; Use of Names. All materials and information supplied by one party to the other party ("Confidential Information") is confidential and proprietary. Confidential Information shall not include, and the requirements of this Paragraph 14 shall not apply to, information in the public domain or otherwise received by either party through no wrongful act of either party to this Agreement or any affiliate thereof. Confidential Information shall be used by the receiving party solely in the performance of its obligations pursuant to this Agreement. Each party shall receive Confidential Information in confidence and not disclose Confidential Information to any third party, except (i) to the Fund, (ii) as may be necessary to perform its obligation pursuant to this Agreement, (iii) as may be required by law, or (iv) as agreed upon in writing by the other party. Upon written request or upon the termination of this Agreement, each party shall return to the other party all Confidential Information in its possession or control.

Neither party hereto shall use the registered trademarks, service marks, logos, names, or any other proprietary designations of the other party, or of the Fund, without such party's prior written approval. Each party hereto shall submit to the other party for prior written approval any advertising or promotional material using the other party's name or any name associated with an affiliate of the other party, or such trademarks of the other party; provided, however, that a party hereto may use advertising or promotional materials which was previously approved in substantially the same form without obtaining approval of the other party.

The covenants, agreements and obligations of each party under this Paragraph 14 shall survive the expiration or termination of this Agreement for a period of three (3) years thereafter.

15.         Certain Definitions. The terms "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

16.         Independent Contractor. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund's Board or the Adviser from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or of the Adviser.

17.         Governing Law and Dispute Resolution. This Agreement shall be governed by the laws of the State of Maryland, without regard to its choice of law rules, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act. Any controversy or dispute which may arise between the parties hereto concerning any transaction or the construction, performance or breach of this Agreement shall be settled by binding arbitration. The award rendered may be entered into any court having jurisdiction. Each of the Adviser and Subadviser waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

18.         Waivers. Neither of the parties hereto shall be deemed to have waived any of its rights, powers or remedies hereunder unless such waiver is granted in writing by the waiving party. No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement will operate as a waiver of such provisions with respect to subsequent occurrences.

19.         Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20.         Notices. Notices of any kind to be given to the Adviser hereunder by the Subadviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Richard H. Kirk or at such other address or to such individual as shall be so specified by the Adviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices of any kind to be given to the Subadviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Subadviser at 333 S. Hope Street, Suite 4050, Los Angeles, California 90071, Attention: Patrice Milton-Blue, or at such other address or to such individual as shall be so specified by the Subadviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices shall be effective upon delivery.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

MONEY MANAGEMENT ASSOCIATES, L.P.
By:

Name: Title
BRADFORD & MARZEC, INC.
By:
Name: Title:
By:
Name: Title:

SCHEDULE A

FUND	COMPENSATION

Rushmore U.S. Government Bond Portfolio	0.20% of average daily net assets of the Fund.

APPENDIX C

        As of October 30, 2001, the following persons beneficially owned 5% or more of the Fund's shares:

Controlling Party or Principal Holder of Securities and Address	Shares Owned	% Owned
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	358,712.059	31.25%

National Financial Services Corp. Church Street Station P.O. Box 3730 New York, NY 10008	76,994.011	6.70%

C-1

PROXY

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio

SPECIAL MEETING OF SHAREHOLDERS

December 28, 2001

            The undersigned hereby appoints Stephenie E. Adams and Edward J. Karpowicz and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Fund held by the undersigned at the special meeting of shareholders of the Fund to be held at 10:00 a.m. Eastern time on December 28, 2001 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote "FOR" the following proposals:

;

I. To approve a new Advisory agreement.
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

II. To approve a new Subadvisory agreement.
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

III. To approve an amendment of the Fund's investment objective.
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

IV. To approve an amendment of the Fund's fundamental investment policy with respect to borrowing.
[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

            This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated _________________________, 2001

Name of Shareholder(s) -- Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

            This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.